UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2022

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

DE	001-14039	64-0844345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Briarlake Plaza
2000 W. Sam Houston Parkway S., Suite 2000
Houston, TX 77042

(Address of Principal Executive Offices, and Zip Code)

(281) 589-5200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Executive Severance Pay Plan
On September 21, 2022, the Compensation Committee (the “Committee” or the “Compensation Committee”) of the Board of Directors of Callon Petroleum Company (the “Company”) adopted the Executive Severance Pay Plan (the “Severance Pay Plan”), to be effective as of September 21, 2022, pursuant to which eligible participants thereunder, including each of our named executive officers, will be eligible to receive certain severance payments and benefits upon an “Involuntary Termination” (as defined below), subject to the terms and conditions of the Severance Pay Plan. Eligible participants under the Severance Pay Plan are determined in the sole discretion and authority of the Committee, which acts as the administrator of the Severance Pay Plan, and will include each of the Company’s named executive officers as well as other Company employees holding the title of senior vice president or vice president, and any other title as may be determined by the Committee.
In the event of a participant’s Involuntary Termination, subject to the participant’s (1) execution of a release of claims against the Company and (2) continued employment with the Company through the ultimate date established by the Company as the employee’s termination date, the participant is entitled to receive: (i) the Accrued Obligations (as defined in the Severance Pay Plan), (ii) an amount equal to the sum of (x) the Applicable Multiplier times the sum of the participant’s (A) annual base salary and (B) target annual bonus, (y) any earned but unpaid annual bonus for the calendar year prior to the year of the Involuntary Termination, based on the Company’s actual performance during such calendar year and (z) an amount equal to a pro rata portion of the participant’s annual bonus for the calendar year of the Involuntary Termination, with the amount subject to proration to be calculated as follows based on the number of days in the calendar year the participant remained employed through the date of the Involuntary Termination (as applicable, the “Pro-Rata Bonus”): (1) if the Involuntary Termination occurs prior to July 1st, the participant’s Target Annual bonus (as defined in the Severance Pay Plan) or (2) if the Involuntary Termination occurs on or after July 1st, the participant’s actual annual bonus for the year in which the Involuntary Termination occurs, as determined by the Compensation Committee (the severance benefits provided in this clause (ii), collectively, the “Severance Pay”) and (iii) continued health and welfare benefits coverage for the participant and the participant’s eligible dependents for a period of 12 months after the date of the Involuntary Termination. For purposes of the Severance Pay Plan, “Applicable Multiple” means 2x for the Company’s Chief Executive Officer and 1.5x for senior vice presidents and vice presidents.
Except with respect to the pro rata bonus for any Involuntary Termination occurring on or after July 1st, the Severance Pay (less all applicable withholdings and deductions) will be paid in a lump sum as soon as practicable following the date the release signed by the participant has become final and irrevocable. In no event, however, will the Severance Pay be paid later than the last day of the second taxable year following the taxable year in which occurs the participant’s Involuntary Termination.
As a condition to any participant’s receipt of severance benefits under the Severance Pay Plan, the participant must comply with non-competition and non-solicitation covenants that apply for a period of one year after the date of termination, as well as customary non-disparagement, non-disclosure, confidentiality, and ownership covenants.
Callon Executive Change in Control Severance Compensation Plan
On September 21, 2022, the Committee approved the terms of the Callon Executive Change in Control Severance Compensation Plan (the “Executive CIC Plan”), to be effective as of September 21, 2022, to replace existing individual Change in Control Severance Compensation Agreements (“CIC Severance Agreements”). Pursuant to the Executive CIC Plan, eligible participants thereunder will be eligible to receive certain severance payments and benefits upon an “Eligible Termination” or “Deemed Eligible Termination” (as defined below), subject to the terms and conditions of the Executive CIC Plan. Eligible participants under the Executive CIC Plan are determined in the sole discretion and authority of the Committee, which acts as the administrator of the Executive CIC Plan, and include each of the Company’s named executive officers as well as other employees holding the title of senior vice president or vice president, and any other title as may be determined by the Committee. The Executive CIC Plan is effective (i) for any participant who immediately prior to September 21, 2022 was party to an individual CIC Severance Agreement (x) if such participant agrees in writing to the early termination of such CIC Severance Agreement, then as of the date of such agreed early termination or (y) if such participant does not agree in writing to the early termination of such CIC Severance Agreement, then as of January 1, 2023, or (ii) for all other participants, as of September 21, 2022, or such later date as may be specified by the Compensation Committee.
The Executive CIC Plan provides for severance payments and benefits to eligible participants, including our named executive officers, of the Company as described below which are generally consistent with the CIC Severance Agreements. The Executive CIC Plan provides for severance payments and benefits in the event that (i) there is a Change in Control (as defined in the Executive CIC Plan), and the participant’s employment is terminated within two years after the date of such Change in Control either (a) by the Company other than for Cause or due to the participant’s Disability (each as defined in the Executive CIC Plan) or (b) by the participant for Good Reason (as defined in the Executive CIC Plan), or (ii) there is a Merger of Equals (as defined in the Executive CIC Plan), and the participant’s employment is terminated by the Company other than for Cause or due to the participant’s Disability within 12 months following the date of such Merger of Equals (each an “Eligible Termination”). If the participant’s employment is terminated by the Company for reasons other than Cause or Disability within six months prior to the date on which a Change in Control is effective and it is reasonably demonstrated that such termination: (x) was at the request of a third party who has taken steps reasonably calculated to effectuate such Change in Control or (y) otherwise arose in connection with such Change in Control, then for all purposes of the Executive CIC Plan, such termination will be deemed to have occurred following such Change in Control (for purposes of the Executive CIC Plan, a “Deemed Eligible Termination”).
Upon an Eligible Termination or a Deemed Eligible Termination, and subject to the participant’s satisfaction of the conditions described below, participants would be entitled to receive, subject to the participant’s execution (without revocation) of a release of claims against the Company: (i) a lump sum cash payment, payable on the date that is six months following the date of the participant’s termination of employment, equal to the sum of: (x) the Applicable Multiplier (as defined in the Executive CIC Plan) times the sum of (A) the participant’s annual base salary as in effect immediately prior to the Change in Control or Merger of Equals, as applicable, or, if higher, in effect immediately prior to the date of termination and (B) the greatest of (1) the average annual bonus earned with respect to the three most recently completed full fiscal years (provided that if the participant has not been employed for the entire duration of each of the three most recently completed full fiscal years, the participant will be deemed to have earned his or her target annual bonus for any year for which he or she was not employed for the entire fiscal year for purposes of calculating the average), (2) the target annual bonus for the fiscal year in which the Change in Control or Merger of Equals, as applicable, occurs or (3) the target annual bonus for the fiscal year in which the date of termination occurs, (y) a Pro-Rata Bonus (as defined in the Executive CIC Plan) and (z) any actual annual bonus for any completed calendar year that has been earned by but not paid to the participant as of such participant’s date of termination and (ii) continued health and welfare benefits coverage for the participant and the participant’s eligible dependents for a period of 24 months. For purposes of the Executive CIC Plan, “Applicable Multiplier” means 3x for the Company’s Chief Executive Officer and 2x for senior vice presidents and vice presidents.
As a condition to any participant’s receipt of severance benefits under the Executive CIC Plan, the participant must comply with non-competition and non-solicitation covenants that apply for a period of one year after the date of termination, as well as customary non-disparagement, non-disclosure, confidentiality, and ownership covenants.
If the Total Payments (as defined in the Executive CIC Plan), were to cause the participant to be subject to the excise tax provisions of Section 4999 of the Internal Revenue Code of 1986, as amended, then the amount of the Total Payments will either be reduced, such that the excise tax would not be applicable, or the participant will be entitled to retain his or her full Total Payments, whichever results in the better after-tax position to the participant.
Cash Incentive Award Agreement Amendments for Retirement-Eligible Employees
On September 21, 2022, the Compensation Committee of the Board of Directors of the Company approved certain amendments (each, a “CPU Amendment”) to the 2021 Long-Term Officer Cash Incentive Award Agreement (the “2021 CPU Award Agreement”), the 2022 Long-Term Officer Cash Incentive Award Agreement (Returns Program Cash Award) (the “2022 CPU Returns Award Agreement”), and the 2022 Long-Term Officer Cash Incentive Award Agreement (Business Sustainability Cash Award) (the “2022 CPU Sustainability Award Agreement” and, together with the 2021 CPU Award Agreement and the 2022 CPU Returns Award Agreement, the “CPU Award Agreements”) for certain retirement-eligible employees, including Jeff Balmer, the Company’s Senior Vice President and Chief Operating Officer. Except as amended pursuant to the CPU Amendments described herein, each of the CPU Award Agreements otherwise remain in full force and effect.
Specifically, Section 4 of each of the CPU Award Agreements was amended and restated to provide discretion to the Committee to make payment to the grantee upon a termination of employment due to a Qualified Retirement prior to the occurrence of a Change in Control or prior to the end of the Performance Period (each as defined in the CPU Award Agreements). For purposes of each of the CPU Amendments, “Qualified Retirement” mean the termination of the grantee’s employment with the Company, other than (x) for Cause or (y) due to death or Disability (each as defined in the CPU Award agreements), on a date that is more than six months following the effective date, provided that, as of the date of such termination, the grantee (A) has attained a minimum of three years of employment with the Company, (B) has attained the age of 55 and the sum of the grantee’s years of employment and the grantee’s age totals at least 60, (C) has provided the Company with notice of such intent to terminate at least six months prior to the termination date and satisfactorily completed the duties of his position up to the termination date, including any transition services reasonably requested by the Company, (D) enters into an agreement not to compete with, and not directly or indirectly induce any employee to leave the employment of, the Company, any subsidiary or affiliate for a period of at least one year following the grantee’s termination of employment, which agreement, in both form and substance, is provided by the Compensation Committee or is otherwise satisfactory to the Compensation Committee, and (E) timely executes (and does not revoke in any time provided to do so) a release of claims in favor of the Company in a form reasonably acceptable to the Compensation Committee.

Pursuant to the CPU Amendment of the 2021 CPU Award Agreement, the Compensation Committee has discretion to determine that, in the event of a grantee’s termination of employment due to a Qualified Retirement prior to the occurrence of a Change in Control or prior to the end of the Performance Period, grantee will receive a pro-rated long-term cash incentive award in an amount equal to the sum of: (i) for each performance year that ended prior to the date of such Qualified Retirement, the Annual Accrued Amount (as defined in the 2021 CPU Award Agreement) and (ii) for the performance year that includes the date of such Qualified Retirement, the sum of (x) for each calendar quarter completed for such performance year as of the date of the Qualified Retirement, one-fourth of the Annual Target Amount (the “Quarterly Target Amount”) multiplied by a percentage based on the Company’s attainment of Adjusted Free Cash Flow (as defined in the 2021 CPU Award Agreement) targets for such quarter and (y) for any calendar quarter that has not fully lapsed as of the date of the Qualified Retirement, the Quarterly Target Amount prorated based on the number of days of such calendar quarter that the grantee was employed by the Company, to be paid as soon as reasonably practicable following the date of such termination of employment and filing of the subsequent Quarterly Report on Form 10-Q (or Annual Report on Form 10-K, as applicable).
Pursuant to the CPU Amendment of the 2022 CPU Returns Award Agreement, the Compensation Committee has discretion to determine that, in the event of a grantee’s termination of employment due to a Qualified Retirement prior to the occurrence of a Change in Control or prior to the end of the Performance Period, grantee will receive a pro-rated long-term cash incentive award in an amount equal to the sum of: (i) for each performance year that ended prior to the date of such Qualified Retirement, the Target Award Amount multiplied by the ROCE Multiplier (each as defined in the 2022 CPU Returns Award Agreement) and (ii) for the performance year that includes the date of such Qualified Retirement, the sum of (x) for each calendar quarter completed for such performance year as of the date of the Qualified Retirement, one-fourth of the Target Award Amount multiplied by the ROCE Multiplier and (y) for any calendar quarter that has not fully lapsed as of the date of the Qualified Retirement, the Quarterly Target Amount prorated based on the number of days of such calendar quarter that the grantee was employed by the Company, to be paid as soon as reasonably practicable following the date of such termination of employment and filing of the subsequent Quarterly Report on Form 10-Q (or Annual Report on Form 10-K, as applicable).
Pursuant to the CPU Amendment of the 2022 CPU Sustainability Award Agreement, the Compensation Committee has discretion to determine that, in the event of a grantee’s termination of employment due to a Qualified Retirement prior to the occurrence of a Change in Control or prior to the end of the Performance Period, grantee will receive a pro-rated long-term cash incentive award in an amount equal to the sum of: (i) for each performance year that ended prior to the date of such Qualified Retirement, the Annual Accrued Amount (as defined in the 2022 CPU Sustainability Award Agreement) and (ii) for the performance year that includes the date of such Qualified Retirement, the sum of (x) for each calendar quarter completed for such performance year as of the date of the Qualified Retirement, the Quarterly Target Amount multiplied by a percentage based on the Company’s attainment of Adjusted Free Cash Flow (as defined in the 2022 CPU Sustainability Award Agreement) targets for such quarter and (y) for any calendar quarter that has not fully lapsed as of the date of the Qualified Retirement, the Quarterly Target Amount prorated based on the number of days of such calendar quarter that the grantee was employed by the Company, to be paid as soon as reasonably practicable following the date of such termination of employment and filing of the subsequent Quarterly Report on Form 10-Q (or Annual Report on Form 10-K, as applicable).
The foregoing descriptions of the Severance Pay Plan, Executive CIC Plan, and CPU Amendments do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Severance Pay Plan, Executive CIC Plan, and form of CPU Amendment, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

September 23, 2022	/s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President and Chief Executive Officer